SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 15, 2002
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

On October 15, 2002, the Company entered into an underwriting agreement (the Underwriting Agreement) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as representatives for the underwriting group in connection with the issuance and sale of 26,500,000 shares of common stock. The shares of common stock are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 pursuant to the Securities Act of 1933, as amended, which registration statement was declared effective on August 9, 2002 (File No. 333-97393). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1
Underwriting Agreement, dated October 15, 2002 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as representatives of the underwriting group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ JAMES P. CARNEY
James P. Carney Assistant Treasurer

Date: October 16, 2002